UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

COUNTY BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-36808	39-1850431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 South 44th Street, Manitowoc, WI		54221
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (920) 686-9998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	ICBK	Nasdaq Global Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2021, at the 2021 annual meeting of shareholders (the “Annual Meeting”) of County Bancorp, Inc. (the “Company”), the Company’s shareholders approved the County Bancorp, Inc. 2021 Long-Term Incentive Plan (the “2021 Plan”). The 2021 Plan was adopted by the Company’s board of directors on March 16, 2021, subject to shareholder approval at the Annual Meeting, to promote the Company’s long-term financial success, to incentivize officers, other employees, non-employee directors, and other service providers of the Company to achieve long-term corporate objectives, to attract and retain such individuals who can and do contribute to the Company’s success and to align their interests with the Company’s shareholders, and to provide such individuals with an opportunity to acquire shares of the Company’s common stock.

Subject to permitted adjustments for certain corporate transactions, the maximum number of shares that may be delivered under the 2021 Plan is 280,000 shares of the Company’s common stock. The 2021 Plan will be administered by the Compensation Committee of the board of directors, which will select award recipients from the eligible participants, determine the types of awards to be granted, and determine, subject to the requirements of the 2021 Plan, the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards. The 2021 Plan incorporates a broad variety of cash-based and equity-based incentive compensation elements to provide the Compensation Committee with significant flexibility to appropriately address the requirements and limitations of applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the 2021 Plan and shareholder interests. The types of awards that may be granted under the 2021 Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, and cash incentive awards.

The foregoing description of the 2021 Plan is qualified in its entirety by the text of the 2021 Plan, which is filed as Exhibit 10.1 hereto, and which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2021 annual meeting of shareholders of the Company was held on May 18, 2021. There were a total of 6,203,638 shares of common stock outstanding as of the record date for the Annual Meeting, of which 4,544,451 were present in person or by proxy at the meeting, representing 73.25% of the outstanding shares eligible to vote.

Proposal 1:

A proposal to elect four nominees to serve as Class I directors, each for a term expiring at the 2024 annual meeting of shareholders, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares	Number of Shares
Nominees	Voted For	Voted Withheld	Broker Non-Votes
William C. Censky	3,340,980	158,406	1,045,065
Wayne D. Mueller	3,343,575	155,811	1,045,065
Vicki L. Tandeski	3,195,310	304,076	1,045,065
Gary J. Ziegelbauer	2,598,406	900,980	1,045,065

Proposal 2:

A proposal to approve, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 5, 2021, which is referred to as a “say-on-pay” proposal, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Non-Votes
Approval of 2020 compensation of named executive officers	2,224,554	1,082,565	192,264	1,045,065

Proposal 3:

A proposal to approve, on a nonbinding, advisory basis, the frequency with which shareholders will vote on future say-on-pay proposals was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares	Number of Shares	Number of Shares
	Voted Every One Year	Voted Every Two Years	Voted Every Three Years	Abstentions
Approval of frequency of future say-on-pay proposals	3,042,324	367,492	87,470	2,100

Based upon these results, and consistent with the Company’s board of directors’ previous recommendation, the Company will hold an advisory shareholder vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on compensation of named executive officers.

Proposal 4:

A proposal to approve the County Bancorp, Inc. 2021 Long-Term Incentive Plan was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Non-Votes
Approval of the 2021 Plan	3,355,367	134,512	9,507	1,045,065

Proposal 5:

A proposal to ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Non-Votes
Ratification of appointment of Plante & Moran, PLLC	4,480,295	43,643	20,513	—

Item 8.01 Other Events.

On May 18, 2021, the Company declared a quarterly dividend of $0.10 per share of its common stock.  The dividend is payable on June 18, 2021 to shareholders of record on June 4, 2021.  A copy of the press release issued on May 19, 2020 announcing the dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1

County Bancorp, Inc. 2021 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s     definitive proxy statement, filed with the Securities and Exchange Commission on April 5, 2021)

99.1	Press release dated May 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COUNTY BANCORP, INC.

Date: May 19, 2021	By:	/s/ Mark A. Miller
Mark A. Miller
Secretary